UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2009

THE STEAK N SHAKE COMPANY (Exact name of registrant as specified in its charter)

INDIANA	0-8445	37-0684070
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

36 S. Pennsylvania Street, Suite 500 Indianapolis, Indiana	46204
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (317) 633-4100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

    On August 10, 2009, The Steak n Shake Company (the "Company") issued a Press Release announcing its fiscal year 2009 third quarter results.  The Company's earnings release is attached as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

Item 7.01	REGULATION FD DISCLOSURE

   On August 13, 2009, the Company and Western Sizzlin Corporation ("Western") jointly anounced the execution of a non-binding Letter of Intent relating to a proposed merger of Western into a wholly-owned subsidiary of the Company.  The joint press release is attached as Exhibit 99.2.

   The information being furnished in this report (including Exhibits 99.1 and 99.2) are furnised pursuant to Items 2.02 and 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and unless expressly set forth by specific reference in such filings, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Press Release, dated August 10, 2009, issued by the Company
99.2	Press Release, dated August 13, 2009, issued jointly by the Company and Western Sizzlin Corporation

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE STEAK N SHAKE COMPANY

By: /s/ Duane E. Geiger
Duane E. Geiger,
Interim Chief Financial Officer, Controller and Vice President

Dated: August 13, 2009